Reconciliation of movement in net borrowings (Tables)	6 Months Ended
Dec. 31, 2025
Borrowings [abstract]
Schedule of movement in net borrowings

	Six months ended 31 December 2025	Six months ended 31 December 2024
	$ million	$ million
Net increase in cash and cash equivalents before exchange	265	594
Net increase in bonds and other borrowings	(14)	(375)
Net decrease in net borrowings from cash flows	251	219
Exchange differences on net borrowings	59	111
Other non-cash items(1)	(128)	11
Net borrowings at beginning of the period	(21,854)	(21,017)
Net borrowings at end of the period	(21,672)	(20,676)
(1)In the six months ended 31 December 2025, other non-cash items were principally in respect of leases entered into during the year, fair value losses on borrowings and cross currency interest rate hedging instruments offsetting by fair value gain on fair value interest rate hedging instruments.